SCHEDULE 14A
                                      (Rule 14a-101)
                         INFORMATION REQUIRED IN PROXY STATEMENT
                                 SCHEDULE 14A INFORMATION

                        Proxy Statement Pursuant to Section 14(a)
                          of the Securities Exchange Act of 1934


              Filed by the Registrant  [x]
              Filed by a Party other than the Registrant  [ ]

              Check the appropriate box:
              [ ] Preliminary Proxy Statement
              [ ] Confidential, for Use of the Commission Only (as permit-
                  ted by Rule 14a-6(c)(2))
              [ ] Definitive Proxy Statement
              [x] Definitive Additional Materials
              [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
                  Section 240.14a-12


                                RJR Nabisco Holdings Corp.

                     (Name of Registrant as Specified In Its Charter)

                                RJR Nabisco Holdings Corp.

                        (Name of Person(s) Filing Proxy Statement)

              Payment of Filing Fee (Check the appropriate box):

              [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
                  14a-6(i)(2) or item 22(a)(2) of Schedule 14A.
              [ ] $500 per each party to the controversy pursuant to Ex-
                  change Act Rule 14a-6(i)(3).
              [ ] Fee computed on table below per Exchange Act Rules 14a--
                  6(i)(4) and 0-11.

                  (1) Title of each class of securities to which transac-
                      tion applies:

                  (2) Aggregate number of securities to which transaction
                      applies:

                  (3) Per unit price or other underlying value of transac-
                      tion computed pursuant to Exchange Act Rule 0-11:

                  (4) Proposed maximum aggregate value of transaction:







                  (5) Total fee paid:

              [x] Fee paid previously with preliminary materials.
              [ ] Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount Previously Paid:

                  (2) Form, Schedule or Registration Statement No.:

                  (3) Filing Party:

                  (4) Date Filed:













































              [Close-up on poster of RJ Reynolds Tobacco Company logo, pan back bring speaker into view]

              Hello, my name is Frank Lester, I'm with public relations here at RJR.

              A lot of you are understandably confused by all the mailings you've received on the proxy vote.

              I would like to help clarify the procedure for voting in sup-port of management and the future of RJR Tobacco.

              First, let me say how important it is for you to vote. This is NOT like the other RJR Nabisco shareholder votes we have held in the past. A non-vote is NOT a vote for management. You MUST vote in order to have your voice heard.

              Second, you've all heard a lot about Bennett LeBow and Carl Icahn. They're corporate raiders whose only goal, we be-lieve, is to line their pockets with your hard-earned money. Whatever problems we have, we do not need outside people -- who, in our opinion, know nothing about our business -- run-ning this company into the ground, and, rest assured -- evi-dence suggests they will -- if you let them.

              If you support the future of RJR Tobacco, vote with manage-ment.

              Destroy the blue card or any other materials from the Brooke Group -- If you have already voted the blue card, you CAN change your vote by voting the WHITE card. Just Say No To LeBow. Please vote the WHITE card.

              [Pause -- Display of RJ Reynolds Tobacco Company logo and a poster of the back and front of a completed white proxy card (attached as Appendix A)].





















              I am sure that you've already received information and calls about the proxy vote. You may receive up to four mailings. In all cases, vote the WHITE card and DESTROY the one that says BLUE Card.

              [Close up of poster of white proxy card -- see Appendix A]

              It's important to remember that if you've already voted and you thing you've made a mistake, you CAN vote again. Votes are counted according to the LATEST post date.

              So if you're unsure, vote another WHITE card. If you don't have another WHITE card call 1-800-322-2885 [Display of phone number across the bottom of the screen] OR go by one of the help centers located throughout the company and you'll get another WHITE card -- and help in filling it out.

              Now, the easiest way to vote in support of management is to simply sign, date and return the WHITE card.

              [Show signature block on poster of white proxy card -- see Appendix A]

              If you want to fill the WHITE card out -- this is what a properly completed WHITE card looks like.

              [Cut to whole white poster of white proxy card -- see
              Appendix A]

              To vote in SUPPORT of management and FOR the future of RJR Tobacco -- Put an X in the FOR boxes on 1-2 (focus on 1-2) and an X in the AGAINST boxes on 3-11 (focus on 3-11).

              Then sign, date and return your card.

              That's FOR in 1-2 and AGAINST in 3-11. Sign, date and re-turn.

              Remember -- If you support the future of RJR -- Vote only the WHITE card -- destroy the blue.


              (Close-up of speaker)

              Your vote and support is essential to the future of RJR To-bacco. Remember, if you have ANY doubts on how you voted. You can vote any time before April 17. The LAST vote sent in is the one that counts. If you aren't sure how you voted or you have any questions, call 1-800-322-2885 [Display of phone number across the bottom of the screen] or go to one of the help centers located throughout the company.









              A vote on the WHITE card is a vote for the future.
              JUST SAY NO TO LEBOW -- Vote the WHITE card.

              Thank you very much.

              [Display of RJ Reynolds Tobacco Company logo]














































                               VOTE THE WHITE CARD






                                   Appendix A

         CONFIDENTIAL      RJR NABISCO HOLDINGS CORP.
                          Annual Meeting of Stockholders
                                 INSTRUCTION CARD

              The undersigned participant in the RJR Nabisco Capital Investment Plan (CIP) hereby instructs the Trustee to vote as indicated below at the 1996 Annual Meeting of Stockholders of RJR Nabisco Holdings Corp. and at any adjournments or postponements thereof all shares of stock allocated to the undersigned's account.

              For unmarked proposals, the Trustee will vote FOR proposals 1 and 2 and AGAINST proposals 3 through 11.


              /x/ Please mark your votes as in this example.

              Please MARK this Instruction Card, fill in the date and sign on the reverse side and return promptly in the accompany-ing envelope. No postage is necessary if mailed in the United States. The Card must be received by April 12, 1996.

              Election of Directors, Nominees:

              J.T. Chain, Jr; J.L. Chambers; J.L. Clendenin; S.F.
         Goldstone; H.J. Greeniaus; R.J. Groves; C.M. Harper; J.W. Johnston; J.G. Medlin, Jr; and R.L. Ridgway.

        +---------------------------------------------------------------+
        |                                                               |
        |1.  Election of Directors               /X/FOR / / WITHHELD    |
        |    For, except withhold from the                              |
        |    following nominee(s):                                      |
        |                                                               |
        |                                                               |
        +---------------------------------------------------------------+
        |                                                               |
        |2.  Ratify the appointment of Deloitte  /X/FOR / / AGAINST     |
        |    and Touche LLP as Independent                              |
        |    Auditors                                / / ABSTAIN        |
        |                                                               |
        |                                                               |
        +---------------------------------------------------------------+

                        (Continued on the reverse side)

                                                 CIP MATCH 680.0000SHRS
        +---------------------------------------------------------------+
        |                                                               |
        |3.  Stockholder proposal on equal       / /FOR /X/ AGAINST     |
        |    employment opportunity reporting                           |
        |                                            / / ABSTAIN        |
        +---------------------------------------------------------------+
        |                                                               |
        |4.  Stockholder proposal on underage    / /FOR /X/ AGAINST     |
        |    smoking                                                    |
        |                                            / / ABSTAIN        |
        |                                                               |
        +---------------------------------------------------------------+
        |                                                               |
        |5.  Stockholder proposal on infants     / /FOR /X/ AGAINST     |
        |    and tobacco                                                |
        |                                            / / ABSTAIN        |
        +---------------------------------------------------------------+
        |                                                               |
        |6.  Stockholder proposal on rating      / /FOR /X/ AGAINST     |
        |    and curbing nicotine                                       |
        |                                            / / ABSTAIN        |
        +---------------------------------------------------------------+
        |                                                               |
        |7.  Stockholder proposal to separate    / /FOR /X/ AGAINST     |
        |    non-tobacco business from tobacco                          |
        |    businesses by January 1, 1997           / / ABSTAIN        |
        |                                                               |
        +---------------------------------------------------------------+
        |                                                               |
        |8.  Stockholder proposal on executive   / /FOR /X/ AGAINST     |
        |    officer compensation                                       |
        |                                            / / ABSTAIN        |
        +---------------------------------------------------------------+
        |                                                               |
        |9.  Stockholder proposal to use stock   / /FOR /X/ AGAINST     |
        |    to compensate directors                                    |
        |                                            / / ABSTAIN        |
        +---------------------------------------------------------------+
        |                                                               |
        |10. Stockholder proposal on non-        / /FOR /X/ AGAINST     |
        |    employee director pensions                                 |
        |                                            / / ABSTAIN        |
        +---------------------------------------------------------------+
        |                                                               |
        |11. Stockholder proposal on golden      / /FOR /X/ AGAINST     |
        |    parachutes                                                 |
        |                                            / / ABSTAIN        |
        +---------------------------------------------------------------+
                                            Please sign exactly as name
                                            appears hereon.

         John Doe                572090215  Date   3/20/96
         401 N. Main Street
         Winston-Salem, NC  27102           Signature/s/ John Doe

                                 Y0ZZ04000SY7771150099072531B

                                    WHITE CARD